Simplify Macro Strategy ETF

FIG

Supplement dated April 25, 2022 to the Statement of Addition Information dated January 28, 2022, with respect to the Simplify Macro Strategy ETF.

The disclosure under the TYPES OF INVESTMENTS sub-heading “General Risks and Considerations” is supplemented with the following.

Gold-Related Investments

The Simplify Macro Strategy ETF may invest in Gold exchange-traded futures contracts, exchange-traded funds, exchange-traded notes, over-the-counter or exchange-traded derivatives contracts. Gold bullion-related ETFs are those that invest primarily in physical Gold bullion and/or over-the-counter or exchange-traded derivatives on Gold bullion such as forward contracts, futures contracts, and options contracts or swap contracts. Gold bullion-related ETNs are those with interest and/or principal payments linked to the price of Gold bullion. Derivatives are primarily used as substitutes for Gold bullion because they are expected to produce returns that are substantially similar to those of Gold bullion. The Simplify Macro Strategy ETF does not invest more than 25% of Fund assets in over-the-counter derivative contracts with any one counterparty. Underlying ETFs and ETNs may employ leverage, which magnifies the changes in the underlying Gold index or Gold price upon which they are based. The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.